Exhibit 1

                            AGREEMENT OF JOINT FILING



     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.001 par value per share, of Nobel Learning Communities, Inc., a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated:  as of June 22, 2004


                            WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                            By:      Wynnefield Capital Management, LLC,
                                     General Partner

                                     By:/s/ Nelson Obus
                                     -------------------------------------------
                                            Nelson Obus, Managing Member


                            WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                            By:      Wynnefield Capital Management, LLC,
                                     General Partner

                                     By:  /s/ Nelson Obus
                                          --------------------------------------
                                          Nelson Obus, Managing Member


                            WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                            By:      Wynnefield Capital, Inc.

                                     By:  /s/ Nelson Obus
                                          --------------------------------------
                                           Nelson Obus, President


                            CHANNEL PARTNERSHIP II, L.P.

                            By:  /s/ Nelson Obus
                                 -----------------------------------------------
                                 Nelson Obus, General Partner


                            /s/ Nelson Obus
                                -----------------------------------------------
                                Nelson Obus, Individually


                            WYNNEFIELD CAPITAL MANAGEMENT, LLC

                            By:  /s/ Nelson Obus
                                 -----------------------------------------------
                                 Nelson Obus, Managing Member


                            WYNNEFIELD CAPITAL, INC.

                            By:  /s/ Nelson Obus
                                 -----------------------------------------------
                                 Nelson Obus, President